UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2017

GOPHER PROTOCOL INC.

(Exact name of registrant as specified in its charter)

(Former Name of Registrant)

Nevada	000-54530	27-0603137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2500 Broadway, Suite F-125, Santa Monica, CA 90404

(Address of principal executive offices) (zip code)

424-238-4589

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Item 3.02	Unregistered Sales of Equity Securities

On September 1, 2017, Gopher Protocol Inc. (the “Company”) entered into and closed an Asset Purchase Agreement (the “Purchase Agreement”) with RWJ Advanced Marketing, LLC (“RWJ”), a Georgia corporation, pursuant to which the Company purchased certain assets from RWJ, including inventory, terminals, licenses and permits and intangible assets, in consideration of $400,000, an aggregate 5,000,000 shares of common stock of the Company (the “RWJ Shares”), secured promissory note in the amount of $2,600,000 (the “RWJ Note”), warrants to purchase 9,000,000 shares of common stock (the “RWJ Warrants”) and the assumption of certain liabilities incurred by RWJ after the effective date as set forth in the RWJ Agreement (the “RWJ Assumed Liabilities”). RWJ assigned 3,000,000 RWJ Shares and 5,000,000 RWJ Warrants to Robert Warren Jackson and 2,000,000 RWJ Shares and 4,000,000 RWJ Warrants to Gregory Bauer, which such RWJ Shares were issued to Mr. Jackson and Mr. Bauer on December 29, 2017.

On September 13, 2017, the Company entered into a Securities Purchase Agreement with Eagle pursuant to which the Company issued Eagle two convertible notes. The first note, due September 18, 2018 in the principal amount of $50,000 (“Eagle Equities Note 1”), was issued in exchange for $50,000 in cash. The second note, due September 13, 2018 in the principal amount of $50,000 (“Eagle Equities Note 2”), was issued in exchange for a full-recourse, collateralized promissory note from Eagle Equities in the amount of $45,000 (“Eagle Equities Payment Note”). The Eagle Equities Payment Note was due on May 13, 2018. On December 29, 2017, as previously disclosed, Eagle converted the Eagle Equities Note 1 into 503,726 shares of common stock. In addition, on December 31, 2017, the Company and Eagle entered into a Rescission Agreement pursuant to which Eagle Equities Note 2 and the Eagle Equities Payment Note were cancelled and rescinded.

Since April 2016, Guardian Patch, LLC (:Guardian Patch) a non-affiliate- provided loans to the Company for the Company’s working capital purposes, outside of its commitment to develop the sticky patch package (“Patch”), in the aggregate amount of $660,131.80 (the “Loans”). On May 23, 2017, the Company entered into a Conversion Agreement with Guardian LLC pursuant to which the parties agreed to convert the Loans provided by Guardian LLC to the Company into a Convertible Promissory Note in the amount of $660,131.80 (the “Note”). On June 26, 2017, the Company and Guardian LLC entered into a Lock-Up and Leak-Out Agreement (“Guardian Lock-Up”) pursuant to which Guardian LLC agreed that for a period of nine months (the “Restricted Period”) to not convert the Note into common stock of the Company or in any way transfer the Note or any beneficial rights under the Note. During the period beginning at the end of the Restricted Period and ending 15 months from the date of the agreement, Guardian LLC will be permitted to sell an amount of shares of common stock equal to the lesser of 5% of the previous day’s traded volume or 5,000 shares of common stock. On December 29, 2017, Guardian Patch and the Company entered into an Amendment of Lock Up and Leak Out Agreement pursuant to which the lock up contained in the Guardian Lock-Up was terminated but the leak out provision shall remain in place. On December 29, 2017, Guardian Patch converted all of the principal and interest of the Note, into 2,000,000 shares of Series G Preferred Stock. The Series G Preferred Stock is entitled to vote on an as-converted basis, automatically converts to common stock upon any liquidation, dissolution or winding up and the Company may not declare a dividend until the Series G Preferred Stock has received a dividend. Each share of Series G Preferred Stock is convertible into one shares of common stock of the Company and contain standard anti-dilution rights. As long as at least 15% of the Series G Preferred Stock remain outstanding, without the consent of 67% of the Series G Preferred Stock, the Company may not incur indebtedness or liens, acquire its shares of common stock, enter into transactions with an affiliate or amend its Articles of Incorporation or Bylaws. Guardian LLC has agreed to restrict its ability to convert the Series G Preferred Stock and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and its affiliates after such conversion does not exceed 4.9% of the then issued and outstanding shares of common stock.

On June 29, 2017, as previously disclosed, the Company and Stanley Hills, LLC (“Stanley”) entered into a Lock-Up and Leak-Out Agreement (the “Stanley Lock-Up”) pursuant to which Stanley agreed that during the Restricted Period to not convert its 10% Convertible Debenture in the amount of $28,635.55 (the “Stanley Note”) into common stock of the Company or in any way transfer the Stanley Note or any beneficial rights under the Stanley Note. During the period beginning at the end of the Restricted Period and ending 15 months from the date of the agreement, Stanley will be permitted to sell an amount of shares of common stock equal to the lesser of 5% of the previous day’s traded volume or 5,000 shares of common stock. On December 29, 2017, Stanley and the Company entered into an Amendment of Lock Up and Leak Out Agreement pursuant to which the lock up contained in the original Stanley Lock-Up was terminated but the leak out provision shall remain in place. On December 22, 2017, Stanley converted all of the principal and interest of the Stanley Note totaling to $31,775.25 payable the Stanley Note into 4,221,334 restricted shares of common stock of the Company.

The offers, sales and issuances of the securities listed above were made to accredited investors and the Company relied upon the exemptions contained in Section 4(2) of the Securities Act and/or Rule 506 of Regulation D promulgated there under with regard to those sales. No advertising or general solicitation was employed in offering the securities. The offers and sales were made to a limited number of persons, each of whom was an accredited investor and transfer of the common stock issued was restricted by the Company in accordance with the requirements of the Securities Act of 1933.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
4.1	Certificate of Designation of the Preferences, Rights and Limitations of the Series G Convertible Preferred Stock
10.1	Rescission Agreement between Gopher Protocol Inc. and Eagle Equities LLC dated December 31, 2017
10.2	Amendment of Lock-Up and Leak-Out Agreement between Gopher Protocol Inc. and Stanley Hills, LLC dated December 29, 2017
10.3	Amendment of Lock-Up and Leak-Out Agreement between Gopher Protocol Inc. and Guardian Patch, LLC dated December 29, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gopher Protocol Inc.

By:	/s/ Gregory Bauer
Name: Gregory Bauer
Title: CEO

Date: January 3, 2018